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                          ARTHUR ANDERSEN LLP





               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into CMS Energy Corporation's previously filed Registration Statements No. 33-29681, No. 33-47629, No. 33-60007, No. 33-61595, No. 33-
62573, No. 333-32229 and No. 333-34087.


                                          Arthur Andersen LLP


Detroit, Michigan,
   March 24, 1998.
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